UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)	January 17, 2018

American River Bankshares

(Exact name of Registrant as Specified in Charter)

California

(State or Other Jurisdiction of Incorporation)

0-31525	68-0352144
(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA	95670
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Page 1 of Page 3

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)(3) On January 17, 2018, the Board of Directors of the registrant, American River Bankshares, approved the Thirteenth Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan (the “Plan”). The Thirteenth Amendment modifies Attachment A of the Plan by setting the performance metrics and the weightings for 2018, and Attachment B of the Plan, Funding Thresholds for the Chief Financial Officer, Chief Operating Officer, Chief Lending Officer, and Chief Credit Officer. The Chief Executive Officer’s incentive plan for 2018 was described in his employment agreement, which is incorporated by reference from Exhibit 10.38 to the Registrant’s Current Report on Form 8-K, filed with the Commission on October 27, 2017. The Pretax/Pre Provision for Loan and Lease Losses, Net Income after Tax, and ROE Relative to Internal Target metrics have been reset to the Company’s budget for 2018. The Thirteenth Amendment sets the performance metrics and the weightings for 2018 for the incentive compensation plan as follows:

The following weightings were assigned to the metrics for the Chief Financial Officer, Chief Operating Officer, Chief Lending Officer, and Chief Credit Officer:

Pretax/Pre Provision for Loan and Lease Losses	25.00%
Net Income after Tax	25.00%
ROE Relative to Internal Target	20.00%
Credit Quality	15.00%
Quality of Bank Performance	15.00%

The minimum Funding Threshold (Attachment B of the Plan), remains a Quality of Bank Performance. Attaining the minimum Funding Threshold is required to attain incentive compensation for any of the metrics.

The targeted incentive as a percent of salary for the Chief Financial Officer, Chief Operating Officer, Chief Lending Officer, and Chief Credit Officer remains at 30% for 2018.

The Pretax/Pre Provision for Loan and Lease Losses, Net Income after Tax, ROE Relative to Internal Target and Credit Quality metrics minimum are set at 80% of the target and results in incentive compensation equal to 50% of the available payout. The maximum for these metric is set at 115% of the target and results in incentive compensation equal to a 150% of the available payout for this metric. Results achieved between the minimum and maximum would result in a pro rata share of the incentive available.

The foregoing is qualified in its entirely and should be read in conjunction with the Plan, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on October 27, 2005, the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2006, the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 23, 2007, the Third Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on February 22, 2008, the Fourth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 20, 2009, the Fifth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2010, the Sixth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2011, the Seventh Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on February 16, 2012, the Eighth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 31, 2013, the Ninth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 16, 2014, the Tenth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 27, 2015, the Eleventh Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 22, 2016 and the Twelfth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on December 22, 2016.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements
Not Applicable.
(b)	Pro Forma Financial Information
Not Applicable.
(c)	Shell Company Transactions
Not Applicable.
(d)	Exhibits
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
January 18, 2018	Mitchell A. Derenzo, Chief Financial Officer
(Principal Accounting and Financial Officer)